UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2025

SOUTH 8 ENERGY, LLC
(Exact name of registrant as specified in its charter)

North Dakota	000-52033	76-0742311
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

P.O. Box 11, 3682 Highway 8 South, Richardton, North Dakota 58652
(Address of principal executive offices)

(701) 974-3308
(Registrant's telephone number, including area code)

RED TRAIL ENERGY, LLC
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

This Current Report on Form 8-K is being filed in connection with the closing on January 31, 2025 (the “Closing Date”) of the previously announced transaction pursuant to that certain Asset Purchase Agreement dated as of September 10, 2024 (the “Asset Purchase Agreement”) by and among South 8 Energy, LLC (f/k/a Red Trail Energy, LLC) (the “Company”), Gevo, Inc. (NASDAQ: GEVO) (“Parent” or “Gevo”), and its wholly owned subsidiaries, Richardton CCS, LLC (“R-CCS”) and Net-Zero Richardton, LLC (“NZ-R”), and together with R-CCS, (the “Buyers”). Pursuant to the Asset Purchase Agreement, and subject to the terms and conditions thereof, the Buyers acquired substantially all of the assets, and assumed certain liabilities, of the Company on the terms set forth therein (such transaction, the “Asset Sale”).

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

In connection with the consummation of the Asset Sale, the Company amended its Articles of Organization by filing Articles of Amendment with the North Dakota Secretary of State on February 10, 2025, to change the name of the Company from “Red Trail Energy, LLC” to “South 8 Energy, LLC”. The North Dakota Secretary of State approved this filing on February 24, 2025. A copy of the accepted Articles of Amendment is filed herewith as Exhibit 3.1.

The fiscal year end of the Company remains at September 30 of each year (09-30).

The information set forth above in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Item 9.01     Financial Statements and Exhibits

(d)    Exhibits.

Exhibit No.	Description
2.1*
Asset Purchase Agreement, dated as of September 10, 2024, by and between the Company, the Buyers and Gevo (incorporated by reference to Exhibit 2.1 to the Company's Current Report on Form 8-K filed with the SEC on September 16, 2024).

3.1	The Company's Articles of Amendment, as filed with the North Dakota Secretary of State, effective as of February 24, 2025.
104	Cover Page Interactive Data File (embedded as Inline XBRL document)

*Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish a copy of any omitted schedule or exhibit to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTH 8 ENERGY, LLC

Date: February 27, 2025	/s/ Jodi Johnson
Jodi Johnson
Chief Executive Officer